UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013 (January 28, 2013)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Axiall Corporation (formerly known as Georgia Gulf Corporation) (the “Company”) on January 30, 2013 (the “Initial Form 8-K”) to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which was not previously filed with the Initial Form 8-K and is permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited combined balance sheets of the Acquired Business as of December 31, 2011 and 2010 and the audited combined statements of income and combined statements of cash flows of the Acquired Business for the years ended December 31, 2011, 2010 and 2009, and the notes related thereto, were included in the Company’s Registration Statement on Form S-4 (Registration No. 333-183724), which was declared effective by the SEC on December 27, 2012, and are incorporated herein by reference.

The unaudited combined balance sheet of the Acquired Business as of September 30, 2012 and the unaudited combined statements of income and combined statements of cash flows of the Acquired Business for the nine months ended September 30, 2012 and 2011, and the notes related thereto, were included in the Company’s Registration Statement on Form S-4 (Registration No. 333-183724), which was declared effective by the SEC on December 27, 2012, and are incorporated herein by reference.

The audited balance sheet of Eagle Spinco Inc. (“Splitco”) as of September 30, 2012, and the notes related thereto, were included in the Company’s Registration Statement on Form S-4 (Registration No. 333-183724), which was declared effective by the SEC on December 27, 2012, and are incorporated herein by reference.

“Acquired Business” means the business and substantially all of the assets and liabilities of the business of PPG Industries, Inc. (“PPG”) relating to the production of chlorine, caustic soda and related chemicals, including, among other things, PPG’s 60% interest in Taiwan Chlorine Industries, Ltd., a joint venture between PPG and China Petrochemical Development Corporation.  The Acquired Business was transferred by PPG to its wholly-owned subsidiary, Splitco, pursuant to the Separation Agreement, dated as of July 18, 2012, between PPG and Splitco.  Thereafter, on January 28, 2013, pursuant to the Agreement and Plan of Merger, dated as of July 18, 2012, by and among the Company, PPG, Splitco and Grizzly Acquisition Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Splitco, with Splitco continuing as the surviving company and as a wholly-owned subsidiary of the Company.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2012 and the unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2012 and the year ended December 31, 2011 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)                                 Exhibits.

Number	Exhibit

99.1

Unaudited pro forma condensed combined balance sheet of Axiall Corporation as of September 30, 2012 and unaudited pro forma condensed combined statements of income of Axiall Corporation for the nine months ended September 30, 2012 and the year ended December 31, 2011

Forward-Looking Statements

This Current Report on Form 8-K/A, together with the exhibits attached hereto, contains certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative or variations thereof) or similar terminology generally identify forward-looking statements.  These statements relate to, among other things, our outlook for future periods, supply and demand, pricing trends and market forces within the chemical and building industries, cost reduction strategies and their results, planned capital expenditures, long-term objectives of management, expected benefits of Axiall’s merger with the chlor-alkali and derivatives business of PPG Industries, Inc. (the “Transactions”), integration plans and expected synergies therefrom and other statements of expectations concerning matters that are not historical facts. These statements are based on the current expectations of our management. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements included in this presentation. These risks and uncertainties include, among other things: the integration of the merged business with the businesses we operated prior to the Transactions not being successful; changes, seasonality and/or cyclicality in the industries in which our products are sold and changes in demand for our products or increases in overall industry capacity that could affect production volumes and/or pricing; risks, costs, liabilities, unexpected delays and operating restrictions associated with integrating the merged business; the costs and operating restrictions associated with compliance with current and future environmental, health and safety laws and regulations; the significant restrictions on our business operations set forth in the agreements governing the Transactions; the availability and pricing of energy and raw materials; changes in the general economy, including the impacts of the current, and any potential future, economic uncertainties in the housing and construction markets; risks, hazards and potential liabilities associated with manufacturing chemicals and building products; our ability to continue to comply with the covenants in the our debt documents and our substantial amount of indebtedness and significant debt service obligations; competition within our industry; difficulties in product transportation; complications resulting from our multiple Enterprise Resource Planning (“ERP”) systems and the implementation of our new ERP systems; strikes and work stoppages; any impairment of goodwill, indefinite-lived intangible assets or other intangible assets; the failure to realize the benefits of, and/or disruptions resulting from, any asset dispositions, asset acquisitions, joint ventures, business combinations or other transactions; risks associated with any potential failures of our joint venture partners to fulfill their obligations; changes in foreign currency exchange and interest rates; and our substantial amount of indebtedness and significant debt service obligations.

In light of these risks, uncertainties, assumptions, and other factors, the forward-looking events discussed in this Current Report on Form 8-K/A, together with the exhibits attached hereto, may not occur. Other unknown or unpredictable factors could also have a material adverse effect on Axiall’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Axiall and its business, see Axiall’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and subsequent  filings with the Securities and Exchange Commission. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Axiall does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ GREGORY C. THOMPSON
	Name:	Gregory C. Thompson
	Title:	Chief Financial Officer

Date: April 12, 2013

EXHIBIT INDEX

Number	Exhibit

99.1

Unaudited pro forma condensed combined balance sheet of Axiall Corporation as of September 30, 2012 and unaudited pro forma condensed combined statements of income of Axiall Corporation for the nine months ended September 30, 2012 and the year ended December 31, 2011